Additional Notes	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Additional Notes
9 Additional Notes

9.1	OBLIGATIONS ARISING FROM LEASES AND OTHER CONTRACTS
The future minimum payments under
non-cancelable
leases of
low-value
assets and contracts for insurance and other services on December 31, 2020 were as follows:

in 000’ €	Leases of Low- Value Assets and Short-Term Leases	Performance Share Unit Programs	Other	Total
Up to One Year	44	0	7,406	7,450
Between One and Five Years	0	1,868	992	2,860
More than Five Years	0	0	0	0

Total	44	1,868	8,398	10,310

Additionally, the future payments shown in the table below may become due for outsourced studies after December 31, 2020. These amounts could be shifted or substantially lower due to changes in the study timeline or premature study termination.

in million €	Total 2020
Up to One Year	111.7
Between One and Five Years	81.6
More than Five Years	0.0

Total	193.3

9.2	CONTINGENT ASSETS/CONTINGENT LIABILITIES
Contingent liabilities are potential obligations from past events that exist only when the occurrence of one or more uncertain future events – beyond the Company’s control – is confirmed. Current obligations can represent a contingent liability if it is not probable enough that an outflow of resources justifies the recognition of a provision. Moreover, it is not possible to make a sufficiently reliable estimate of the sum of obligations.
The Management Board is unaware of any proceedings that may result in a significant obligation for the Group or lead to a material adverse effect on the Group’s net assets, financial position or results of operations.
If certain milestones are achieved in the Proprietary Development segment (for example, submitting an investigational new drug (IND) application for specific target molecules), this may trigger milestone payments to licensors of up to an aggregate of US$ 249.0 million (approximately € 203.0 million) related to regulatory events or the achievement of sales targets. The next milestone payment amounting to US$ 12.5 million (approximately € 10.2 million) could presumably occur in the next 12 months.
Milestone payments to MorphoSys may be triggered by the achievement of specific milestones by one of our partners (submitting an investigational new drug, or IND, application for specific target molecules or the transfer of technology, among others) in the Partnered Discovery segment. As the timing and achievement of such milestones are uncertain, further details cannot be published.
Monjuvi’s product sales trigger percentage-based royalty payments.
Obligations may arise from enforcing the Company’s patent rights versus third parties. It is also conceivable that competitors may challenge the patents of the MorphoSys Group or that MorphoSys may come to the conclusion that its patents or patent families have been infringed upon by competitors. This could prompt MorphoSys to take legal action against competitors or lead competitors to file counterclaims against MorphoSys. Currently, there are no specific indications such obligations have arisen.

9.3	CORPORATE GOVERNANCE
The Group has submitted the Declaration of Conformity with the recommendations of the Government Commission on the German Corporate Governance Code for the 2019 financial year under Section 161 of the German Stock Corporation Act (AktG). This declaration was published on the Group’s website
(https://www.morphosys.com/media-and-investors/corporate-governance)
on November 29, 2020 and made permanently available to the public.

9.4	RESEARCH AND DEVELOPMENT AGREEMENTS
The Group has entered numerous research and development agreements as part of its proprietary research and development activities and its partnered research strategy. The following information describes the agreements that have a material effect on the Group and the developments under the research and development agreements in the 2020 financial year.

9.4.1	PROPRIETARY DEVELOPMENT SEGMENT
In the Proprietary Development segment, partnerships are entered into as part of the Group’s strategy to develop proprietary drugs in its core areas of oncology and inflammatory diseases. Partnerships currently exist with (in alphabetical order) Galapagos, GlaxoSmithKline,
I-Mab
Biopharma, Immatics Biotechnologies, Incyte, MD Anderson Cancer Center, Novartis and Xencor.
In November 2008, MorphoSys and Galapagos announced a long-term drug discovery and co-development
cooperation aimed at exploring novel mechanisms for the treatment of inflammatory diseases and developing antibody therapies against these diseases. The agreement covers all activities ranging from the probing of target molecules to the completion of clinical trials for novel therapeutic antibodies. After demonstrating clinical efficacy in humans, the programs may be out-licensed
to partners for further development, approval and commercialization. Both MorphoSys and Galapagos contributed their core technologies and expertise to this alliance. Along with the use of its adenovirus-based platform to explore new target molecules for the development of antibodies, Galapagos provided access to already identified target molecules that are associated with bone and joint diseases. MorphoSys provided access to its antibody technologies used to generate fully human antibodies directed against these target molecules. Under the terms of the agreement, Galapagos and MorphoSys will share the research and development costs. In July 2014, the collaboration advanced into the preclinical development of MOR106, an antibody from MorphoSys’s next-generation library Ylanthia directed against a novel Galapagos target molecule.
On July 19, 2018, MorphoSys announced an exclusive global agreement between MorphoSys and Galapagos with Novartis Pharma AG for the development and commercialization of MOR106. The companies agreed that they would work together to significantly expand the existing development plan for MOR106. Novartis received all of the exclusive rights to the product’s commercialization resulting from the agreement. With the signing of the agreement, all future research, development, manufacturing and commercialization costs for MOR106 are borne by Novartis. The companies further agreed that Novartis would explore the potential of MOR106 in other indications beyond atopic dermatitis. In addition to receiving financing from Novartis for the current and future development of the MOR106 program, MorphoSys and Galapagos jointly received a payment of € 95 million. Of this amount, MorphoSys recognized its 50% share of that amount – € 47.5 million – as revenue in 2018. MorphoSys and Galapagos will continue to jointly receive significant milestone payments of up to approximately US$ 1 billion (approximately € 858.7 million; based on the current euro-dollar exchange rate at the time the agreement was signed) when specific development, regulatory, commercial and revenue milestones are met. MorphoSys and Galapagos also stand to jointly receive tiered royalties ranging from a low 10% to a low 20% of net sales. According to their 2008 agreement, MorphoSys and Galapagos will share equally in all payments (50/50). In October 2019, MorphoSys, Galapagos and Novartis announced a stop in the clinical development of MOR106 in atopic dermatitis. The decision was based on the results of a benefit-based interim analysis of the IGUANA phase 2 study. Novartis terminated the development and commercialization agreement in a timely manner, and the ongoing activities related to the terminated studies are being completed jointly by the three parties.
In June 2013, MorphoSys announced it had entered into a global agreement with GlaxoSmithKline (GSK) for the development and commercialization of otilimab. Otilimab is MorphoSys’s proprietary HuCAL antibody against the
GM-CSF
target molecule. Under the agreement, GSK assumes responsibility for the compound’s entire development and commercialization. MorphoSys has already received a payment of € 22.5 million under this agreement and, next to tiered double-digit royalties on net sales, is still eligible to receive additional payments from GSK of up to € 423 million, depending on the achievement of certain developmental stages, as well as regulatory, commercial and revenue-related milestones. GSK is clinically investigating otilimab in rheumatoid arthritis and, in July 2019, started a phase 3 development program in this indication. The treatment of the first patients in this program triggered a milestone payment of € 22.0 million to MorphoSys. GSK has also initiated a clinical trial (OSCAR) to evaluate the efficacy and safety of otilimab in patients with severe pulmonary
COVID-19-associated
disease.
In 2017, MorphoSys announced it had signed an exclusive regional licensing agreement with
I-Mab
Biopharma to develop and commercialize felzartamab (MOR202) in China, Taiwan, Hong Kong and Macau. Felzartamab (MOR202) is MorphoSys’s proprietary antibody targeting CD38. Under the terms of the agreement,
I-Mab
Biopharma has the exclusive right for the later development and commercialization of felzartamab (MOR202) in the agreed regions. MorphoSys received a payment of US$ 20.0 million and is also entitled to receive additional success-based clinical and commercial milestone payments from
I-Mab
of up to roughly US$ 100 million (approximately€ 84.1 million). In addition, MorphoSys will be entitled to receive double-digit, staggered royalties on the net revenue of felzartamab (MOR202) in the agreed regions.
I-Mab
is investigating felzartamab (MOR202/TJ202) in a phase 3 clinical study in Mainland China to evaluate felzartamab (MOR202/TJ202) in combination with lenalidomide plus dexamethasone in r/r multiple myeloma.
I-Mab
is also evaluating felzartamab (MOR202/TJ202) as a potential third-line therapy in r/r multiple myeloma in a phase 2 trial that started in March 2019. Both studies are considered pivotal in the agreed regions. In 2019, MorphoSys initiated a phase 1/2 study
(M-PLACE
study) with felzartamab (MOR202) for the treatment of anti-PLA2R-positive membranous nephropathy, an autoimmune disease affecting the kidneys.
In 2018, MorphoSys announced the completion of an exclusive, strategic development collaboration and regional licensing agreement with
I-Mab
Biopharma for the MOR210 antibody. MOR210 is a preclinical antibody candidate developed by MorphoSys against C5aR1 with the potential for development in immuno-oncology.
I-Mab
has exclusive rights to develop and market MOR210 in China, Hong Kong, Macao, Taiwan and South Korea, while MorphoSys retains the rights for the rest of the world. Under the terms of the agreement,
I-Mab
will exercise the exclusive rights to develop and market MOR210 in its contracted territories. With the support of MorphoSys,
I-Mab
will undertake and fund all global development activities, including clinical trials in China and the United States, to clinical proof of concept in cancer medicine. MorphoSys received a payment of US$ 3.5 million and is further eligible to receive performance-related clinical and sales-based milestone payments of up to US$ 101.5 million (approximately € 89.6 million). MorphoSys recognized the payment of US$ 3.5 million (€ 3.1 million) as revenue in 2018. In addition, MorphoSys will receive tiered royalties in the mid-single-digit
percentage range of net sales on the contracted territory of
I-Mab.
In return for conducting a successful clinical proof of concept trial,
I-Mab
is entitled to
low-single-digit
royalties on net sales of MOR210 outside the
I-Mab
territory, as well as staggered shares of proceeds from the further out-licensing
of MOR210.
In August 2015, MorphoSys announced a strategic alliance with the German company Immatics Biotechnologies GmbH in the field of immuno-oncology. The alliance was formed to develop novel antibody-based therapies against a variety of cancer antigens that are recognized by T cells. The alliance agreement gives MorphoSys access to several of Immatics’s proprietary tumor-associated peptides (TUMAPs) and, in return, Immatics receives the right to develop MorphoSys’s Ylanthia antibodies against several TUMAPs. The companies will pay each other milestone payments and royalties on marketed products based on the companies’ development progress.
In January 2020, MorphoSys and Incyte announced that the companies had signed a collaboration and license agreement for the continued global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. A detailed description of the agreement can be found in Note 4.
In May 2016, MorphoSys and the MD Anderson Cancer Center from the University of Texas announced a long-term strategic alliance. Within the scope of this alliance, MorphoSys is applying its Ylanthia technology platform and, together, the companies are working to identify, validate and develop novel anti-cancer antibodies through to clinical proof of concept by researching targets in a variety of oncology indications. MD Anderson, in cooperation with MorphoSys, will conduct early clinical studies of therapeutic antibody candidates, after which MorphoSys has the option to continue developing selected antibodies for its own proprietary pipeline.
In June 2010, MorphoSys and the
US-based
biopharmaceutical company Xencor signed an exclusive global licensing and cooperation agreement under which MorphoSys receives exclusive global licensing rights to tafasitamab, the antibody for the treatment of cancer and other indications. The companies jointly conducted a phase 1/2a trial in the US in patients with chronic lymphocytic leukemia. MorphoSys is solely responsible for the further clinical development after the successful completion of the phase 1 clinical trial and commercialization. Upon signing the license and cooperation agreement, Xencor received a payment of US$ 13.0 million (approximately € 10.5 million) from MorphoSys and milestone payments totaling US$ 53.0 million (approximately € 43.4 million), which was then capitalized under in-process
R&D programs. Xencor is entitled to development, regulatory and commercially related milestone payments. Furthermore, Xencor is also eligible to receive tiered royalty payments of tafasitamab in the mid single-digit to sub-teen
double-digit percentage range based upon net sales of licensed antibody sold by us or our licensees. Our royalty obligations continue on a product-by-product
and
country-by-country
basis until the later to occur of the expiration of the last valid claim in the licensed patent covering a licensed product in such country, or 11 years after the first sale of a licensed product following marketing authorization in such country.
In November 2020, MorphoSys, Incyte and Xencor announced a clinical collaboration agreement to study the combination of tafasitamab, plamotamab and lenalidomide in patients with relapsed or refractory diffuse large
B-cell
lymphoma (DLBCL), first-line DLBCL and relapsed or refractory follicular lymphoma (FL). MorphoSys and Incyte will provide tafasitamab for the studies. The studies are sponsored and funded by Xencor and are planned to be conducted in North America, Europe and the Asia-Pacific region.

9.4.2	PARTNERED DISCOVERY SEGMENT
Through its commercial partnerships in the Partnered Discovery segment, MorphoSys receives various types of payments that are spread over the duration of the agreements or recognized in full as revenue as predefined targets and milestones are reached. These payments include payments upon signature, annual license fees in exchange for access to MorphoSys’s technologies and payments for funded research to be performed by MorphoSys on behalf of the partner. MorphoSys is also entitled to development-related milestone payments and royalties on product sales for specific antibody programs.
Prior to the 2020 financial year, active collaborations with a number of partners had already ended. However, drug development programs initiated in the active phase are designed so that they can be continued by the partner and, therefore, still result in performance-based payments for the achievement of the defined milestones.
Partnerships in the Partnered Discovery segment that ended before the beginning of 2020 but where drug development programs were still being pursued include (in alphabetical order): Bayer AG, Boehringer Ingelheim, Fibron Ltd. (transfer of the contract from ProChon Biotech Ltd.), Janssen Research and Development LLC, Novartis, OncoMed Pharmaceuticals (fully acquired in April 2019 by Mereo BioPharma Group), Pfizer, Roche and Sosei Heptares.
Partnerships that were still active in 2020 include (in alphabetical order): GeneFrontier Corporation/Kaneka and LEO Pharma.
In MorphoSys’s strategic alliance with LEO Pharma, which has been in place since 2016, the two companies are working together to discover and develop antibody-based therapies for dermatology.

The Group’s alliance with Novartis AG for the research and development of biopharmaceuticals came to an end in November 2017. The collaboration began in 2004 and led to the creation of several ongoing therapeutic antibody programs against a number of diseases. MorphoSys receives performance-based milestones contingent upon the successful clinical development and regulatory approval of several products. In addition to these payments, MorphoSys is also entitled to royalties on any future product sales.

9.5	SUBSEQUENT EVENTS
On January 5, 2021, MorphoSys and Incyte announced that the Swiss Agency for Therapeutic Products (Swissmedic) has accepted the marketing authorization application (MAA) for tafasitamab. The MAA seeks approval for tafasitamab, in combination with lenalidomide, followed by tafasitamab monotherapy, for the treatment of adult patients with relapsed or refractory diffuse large
B-cell
lymphoma (DLBCL), including DLBCL arising from low grade lymphoma, who are not candidates for autologous stem cell transplantation (ASCT). The MAA will now enter the formal review process by Swissmedic.
On January 06, 2021, MorphoSys announced the appointment of Mr. Sung Lee as Chief Financial Officer (CFO) of the Company, effective February 2, 2021. Mr. Sung Lee succeeds Mr. Jens Holstein, who resigned from the Management Board effective November 13, 2020 and left MorphoSys effective December 31, 2020. As a member of the Management Board of MorphoSys AG, Mr. Sung Lee will lead all corporate finance functions of the Company and his place of employment will be Planegg, Germany.
On January 12, 2021, MorphoSys and Incyte announced that Health Canada has accepted the New Drug Submission (NDS) for tafasitamab. The application seeks approval of tafasitamab in combination with lenalidomide, followed by tafasitamab monotherapy, for the treatment of adult patients with relapsed or refractory diffuse large
B-cell
lymphoma (DLBCL), including DLBCL arising from low grade lymphoma, who are not eligible for, or refuse, autologous stem cell transplant (ASCT).
On January 25, 2021, MorphoSys and
I-Mab
announced that the first patient has been dosed in a phase 1 dose escalation study to evaluate the safety, tolerability, pharmacokinetics (PK) and pharmacodynamics (PD) of MOR210/ TJ210 monotherapy in patients with relapsed or refractory advanced solid tumors in the United States.
On March 2, 2021, MorphoSys announced that its licensing partner GSK reported preliminary results of the OSCAR (Otilimab in Severe
COVID-19
Related Disease) study using otilimab for the treatment of severe pulmonary
COVID-19
related disease. Given these data suggest an important clinical benefit in a pre-defined
sub-group
of high-risk patients and the urgent public health need, GSK has amended the OSCAR study to expand this cohort to confirm these potentially significant findings. The dosing of the first patient in the expanded study triggered milestone payments of a total of €16 million to MorphoSys.